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Supplement to the CypressTree Senior Floating Rate Fund
March 31, 1998 Prospectus

Effective July 1, 1998, the Fund's investment adviser, CypressTree Asset Management Corporation, Inc. (CAM), has agreed to reimburse all of the Fund's expenses through August 30, 1998. The total Fund expenses for that period will be $0.00. After that date, unless reimbursement of all expenses is further extended by CAM, the expense cap will revert to the one described on page 3 of the Fund prospectus.



0698-10028                                                         June 30, 1998